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                                                               EXHIBIT 99.T3E.5


                          NOTICE OF GUARANTEED DELIVERY

                                       FOR

                            TENDER OF ALL OUTSTANDING

     7% COLLATERALIZED SENIOR SUBORDINATED DEBENTURES DUE JULY 31, 2000 AND

                                 IN EXCHANGE FOR

         8.5% COLLATERALIZED SUBORDINATED DEBENTURES DUE JULY 31, 2005

                                       OF

                         THE HALLWOOD GROUP INCORPORATED

         Registered holders of outstanding 7% Collateralized Senior Subordinated Notes Due July 31, 2000 (the "Existing Debentures") who wish to tender their Existing Debentures in exchange for a like principal amount of 8.5% Collateralized Subordinated Debentures Due July 31, 2005 (the "New Collateralized Debentures") of The Hallwood Group Incorporated, a Delaware corporation (the "Company") and whose Existing Debentures are not immediately available or who cannot deliver their Existing Debentures and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to State Street Bank and Trust Company (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or letter to the Exchange Agent. See "THE EXCHANGE OFFER--Procedures for Tendering Existing Debentures" in the Exchange Offer Circular.

         THE MAILING ADDRESS, FACSIMILE NUMBER AND TELEPHONE NUMBER OF THE EXCHANGE AGENT ARE AS FOLLOWS:

                           BY REGISTERED OR CERTIFIED
                   MAIL, HAND DELIVERY OR OVERNIGHT DELIVERY:

                       STATE STREET BANK AND TRUST COMPANY
                           CORPORATE TRUST DEPARTMENT
                             TWO INTERNATIONAL PLACE
                           BOSTON, MASSACHUSETTS 02110
                                  BY FACSIMILE:
                                 (617) 664-5150



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         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN
AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION (AS DEFINED IN THE EXCHANGE OFFER CIRCULAR), SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED ON THE LETTER OF TRANSMITTAL FOR GUARANTEE OF SIGNATURES.

Ladies and Gentleman:

         The undersigned hereby tenders the principal amount of Existing Debentures indicated below, upon the terms and subject to the conditions contained in the Exchange Offer Circular dated ______________, 1998 of The Hallwood Group Incorporated, receipt of which is hereby acknowledged.

                       DESCRIPTION OF SECURITIES TENDERED

       7% COLLATERALIZED SENIOR SUBORDINATED DEBENTURES DUE JULY 31, 2000

Names and addresses of registered        Certificate number(s)       Aggregate Principal      Principal Amount of
holder as it appears on the Existing     of Existing Debentures     Amount Represented by     Existing Debentures
Debentures                                     tendered               Existing Debentures          tendered

         (Please Print)
------------------------------------     ----------------------     ----------------------    ---------------------

------------------------------------     ----------------------     ----------------------    ---------------------

------------------------------------     ----------------------     ----------------------    ---------------------

------------------------------------     ----------------------     ----------------------    ---------------------

------------------------------------     ----------------------     ----------------------    ---------------------


         If Existing Debentures will be delivered by book-entry transfer to The Depositary Trust Company, provide account number.

                                    Account Number
                                                   ---------------------------



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                    THE FOLLOWING GUARANTEE MUST BE COMPLETED
                              GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a firm that is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office, branch, agency or correspondent in the United States, hereby guarantees to deliver to the Exchange Agent at the address set forth above, the certificates representing the Existing Debentures, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange, Inc. trading days after the date of execution of this Notice of Guaranteed Delivery.

Name of Firm:
             ----------------------------     --------------------------------
                                                   (Authorized Signature)

Address:     ----------------------------     Title:
                                                    --------------------------
             ----------------------------     Name:
                                                    --------------------------
             ----------------------------            (Please Type or Print)
                               (Zip Code)

Area Code
and Telephone Number:                         Date:
                      -------------------           --------------------------

         NOTE: DO NOT SEND EXISTING DEBENTURES WITH THIS NOTICE OF GUARANTEED DELIVERY. EXISTING DEBENTURES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

                            ------------------------

*/  Must be in denominations of $100 and any integral multiple thereof.



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     ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE
     THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE
             UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS,
               PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF
                                THE UNDERSIGNED.

                                                        PLEASE SIGN HERE

-------------------------------------------

--------------------------------------------     ------------------------------
Signature(s) of Owner(s) or Authorized           Date Signatory

Area Code
and Telephone Number:
                     -----------------------

         Must be signed by the holder(s) of Existing Debentures as their name(s) appear(s) on certificates for Existing Debentures or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below:

         PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
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Capacity:
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Address(es):
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